Exhibit 99.1

Fleet Status Report

18 August 2014

Ensco Signs Multi-Year Jackup Contract in Malaysia

ENSCO 52 was contracted with Murphy in Malaysia for a three-year term. ENSCO 52 has an excellent safety performance record, recently surpassing three years without a Recordable Incident.

The August 2014 Fleet Status Report includes the company's current estimate of planned surveys and budgeted upgrades at zero rate for 2015.

Ensco plc Fleet Status Report 18 August 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
North & South America (excluding Brazil)
ENSCO DS-3	Drillship, DP3 Samsung	10000/12000	BP	Low 500s	U.S. Gulf of Mexico	Jun. 16	Planned inspection for approx. 15 days in 1Q15. Plus cost adjustments
ENSCO DS-4	Drillship, DP3 Samsung	10000/12000	BP	Mid 560s	U.S. Gulf of Mexico	Jul. 16	Plus cost adjustments
ENSCO DS-5	Drillship, DP3 Samsung	10000/12000	Petrobras/Repsol	Mid 430s	U.S. Gulf of Mexico	Jul. 16	Zero rate for ----- approx. 7 days in 3Q14. Assigned to Repsol for 1 well. Eligible for bonus opportunity up to 17%, plus cost adjustments
ENSCO 8500	Semisubmersible DP	8500/10000	Anadarko/Eni	Mid 310s	U.S. Gulf of Mexico	Sep. 15	-----. Plus cost adjustments and two 1-year same-rate options
ENSCO 8501	Semisubmersible DP	8500/10000	Noble Energy	Mid 530s	U.S. Gulf of Mexico	Sep. 14	Planned inspection for approx. 24 days in 3Q14. Plus cost adjustments
ENSCO 8502	Semisubmersible DP	8500/10000	-----Talos	Low 530s	U.S. Gulf of Mexico	Nov. 14	-----. Plus one 1-well unpriced option. Planned inspection for approx. 24 days in 1Q15
ENSCO 8503	Semisubmersible DP	8500/10000	LLOG	Mid 370s	U.S. Gulf of Mexico	Aug. 14	-----. Planned upgrade for approx. 60 days in 4Q14/1Q15. Planned inspection for approx. 24 days in 3Q15
ENSCO 8505	Semisubmersible DP	8500/10000	Anadarko/Apache/ Noble Energy	Mid 490s	U.S. Gulf of Mexico	Sep. 14	Plus cost adjustments. Estimate current customers' drilling programs end in Sep. 14. Contracted to Deep Gulf Energy for 1 well (est. mid Nov. 14 to Jun. 15), mid 370s
ENSCO 8506	Semisubmersible DP	8500/10000	Anadarko	Mid 540s	U.S. Gulf of Mexico	Jul. 15	Plus cost adjustments

Ensco plc Fleet Status Report 18 August 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Brazil
ENSCO 6001	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 370s	Brazil	Jun. 18	-----. Mid 250s average rate during planned shipyard upgrade for approx. 65 days in 3Q/4Q14. Plus approx. $16,000 per day amortized Nov. 14 to Jun. 18 for capital upgrades. Plus cost adjustments
ENSCO 6002	Semisubmersible - DP Megathyst	5700	Petrobras	Mid 370s	Brazil	Ju1. 18	-----. Low 170s average rate during planned shipyard upgrade for approx. 65 days in 4Q14. Plus approx. $21,000 per day amortized Jan. 15 to Jul. 18 for capital upgrades. Plus cost adjustments
ENSCO 6003	Semisubmersible - DP Megathyst	5700	Petrobras	Low 320s	Brazil	Jan. 17	Eligible for bonus opportunity up to 15%, plus cost adjustments
ENSCO 6004	Semisubmersible - DP Megathyst	5700	Petrobras	Low 320s	Brazil	Oct. 16	Planned maintenance for approx. 26 days in 1Q15. Eligible for bonus opportunity up to 15%, plus cost adjustments

Ensco plc Fleet Status Report 18 August 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Europe & Mediterranean
ENSCO 5004	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	-----Mellitah	Low 300s	The Mediterranean	Jan. 17	-----. Plus periodic rate increases resulting in mid 310s average rate over contract. Plus approx. $30,000 per day for mobilization and reimbursable upgrades amortized Aug. 14 to Jan. 17

Africa
ENSCO DS-1	Drillship - DP Gusto 10,000	6000/10000	TOTAL	High 350s	Angola	Jan. 16	Plus cost adjustments and unpriced options. Eligible for bonus opportunity up to 5%
ENSCO DS-2	Drillship - DP Gusto 10,000	6000/10000	TOTAL	High 430s	Angola	Oct. 14
ENSCO DS-6	Drillship, DP3 Samsung	10000/12000	BP	High 540s	Angola	Feb. 18
Zero rate for approx. 12 days in 3Q14. Planned inspection for approx. 10 days in 1Q15. Plus approx. $102,000 per day amortized Feb.13 to Feb. 18 for special day rate ahead of mobilization, upgrade costs and reimbursable mobilization expenses. Plus cost adjustments and two 1-year options at mutually agreed rates

ENSCO DS-7	Drillship, DP3 Samsung	10000/12000	TOTAL	Mid 630s	Angola	Nov. 16
Zero rate for approx. 5 days in 3Q14. Plus periodic rate increases resulting in high 640s average rate over three-year contract. Plus approx. $28,000 per day amortized Nov. 13 to Nov. 16 for mobilization

Ensco plc Fleet Status Report 18 August 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'(1)	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(2)	Comments
Floaters
Asia & Pacific Rim
ENSCO 8504	Semisubmersible DP	8500/10000	Shell	Mid 560s	Malaysia	May 15	Assigned to Inpex in Malaysia Nov. 14 to Mar. 15, mid 560s. Plus cost adjustments. Plus approx. $8,000 per day for mobilization amortized Jul.13 to May 15
ENSCO 5006	Semisubmersible - Conv Bingo 8,000	6200/7500	Inpex/ Shipyard		Singapore	Mar. 18
Shipyard upgrades under contract for 40 month drilling program in Australia with estimated commencement 4Q14, initially low 460s. Plus periodic rate increases resulting in mid 490s average rate over drilling program. Plus estimate of approx. $210,000 per day amortized over the duration of the drilling program for capital upgrades and day rates during shipyard stay and mobilizations

ENSCO 5005	Semisubmersible - Conv F & G Enhanced Pacesetter	1500	-----PTTEP	Low 230s	-----Myanmar	Jul. 15	-----. Plus approx. $11,000 per day for upgrade costs and mobilization amortized Jul. 14 to Jul. 15. Plus one priced option for up to 2 wells

Under Construction
ENSCO DS-8	Drillship, DP3 Samsung GF12000	10000/12000	Under construction/ Contracted		South Korea	3Q20
Contracted to Total in Angola from 3Q15 to 3Q20, initially high 610s. Plus periodic rate increases resulting in mid 650s average rate over drilling program. Plus mob fee of approx. $26 million to be amortized over primary contract term and one 1-year priced option

ENSCO DS-9	Drillship, DP3 Samsung GF12000	10000/12000	Under construction/ Contracted		South Korea	3Q18
Contracted to ConocoPhillips in U.S. Gulf of Mexico from 3Q15 to 3Q18, low 550s. Plus mob fee of approx. $32 million to be amortized over primary contract term. Plus cost adjustments and two 1-year unpriced options

ENSCO DS-10	Drillship, DP3 Samsung GF12000	10000/12000	Under construction		South Korea	3Q15

(1) For rigs that may be modified to drill in deeper water depths, both the currently outfitted and maximum upgrade capabilities are shown.
(2) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 18 August 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
North & South America (excluding Brazil)
U.S. Gulf of Mexico
ENSCO 68	MLT 84-CE	400	Chevron	Mid 140s	Gulf of Mexico	Jan. 15	Planned inspection for approx. 15 days in 4Q14. Day rate does not include certain extra reimbursable costs. Planned inspection for approx. 14 days in 3Q15
ENSCO 75	MLT Super 116-C	400	Renaissance	Low 130s	Gulf of Mexico	Sep. 14	Plus cost adjustments
ENSCO 81	MLT 116-C	350	Chevron	Mid 140s	Gulf of Mexico	Jan. 15	Planned inspection for approx. 14 days in 3Q14. Planned maintenance for approx. 28 days in 1Q15
ENSCO 82	MLT 116-C	300	Energy XXI	Low 140s	Gulf of Mexico	Nov. 14	Rate decreases Sep. 14 to low 130s. Plus cost adjustments. Planned inspection for approx. 10 days in 3Q15
ENSCO 86	MLT 82 SD-C	250	-----Arena	Mid 120s	Gulf of Mexico	Aug. 14	-----
ENSCO 87	MLT 116-C	350	Fieldwood	High 140s	Gulf of Mexico	Jan. 15	Planned inspection for approx. 10 days in 3Q14
ENSCO 90	MLT 82 SD-C	250	-----	-----	Gulf of Mexico	Aug. 14	Planned inspection for approx. 10 days in 3Q15
ENSCO 99	MLT 82 SD-C	250	Energy XXI	Mid 120s	Gulf of Mexico	Sep. 14	Planned maintenance for approx. 14 days in 3Q14. Plus one 1-well option

Mexico
ENSCO 83	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Oct. 16	-----. Planned inspection for approx. 14 days in 2Q15
ENSCO 89	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Nov. 15	Planned inspection for approx. 14 days in 4Q15
ENSCO 93	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Jun. 15	Planned inspection for approx. 14 days in 2Q15
ENSCO 98	MLT 82 SD-C	250	Pemex	Low 90s	Mexico	Aug. 15	Planned inspection for approx. 14 days in 3Q15

Ensco plc Fleet Status Report 18 August 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
Europe
ENSCO 70	Hitachi K1032N	250	RWE Dea	Low 170s	UK	Jan. 17
-----. Rate decreases to mid 140s mid Sep. 14 to mid Dec. 14. Planned shipyard upgrade for approx. 30 days in 4Q14/1Q15. Then to Maersk in Denmark to Jan. 17, low 160s. Plus approx. $18,000 per day for capital upgrades amortized Jan. 15 to Jan. 17. Plus cost adjustments and three 1-year unpriced options

ENSCO 71	Hitachi K1032N	225	Maersk	Low 170s	Denmark	May 15	Planned inspection for approx. 23 days in 2Q15. Plus one 1-year priced option and one 1-year option at mutually agreed rate
ENSCO 72	Hitachi K1025N	225	Maersk	Low 140s	Denmark	Sep. 15	-----. Rate increases Sep. 14 to low 170s. Plus one 1-year priced option and one 1-year option at mutually agreed rate
ENSCO 80	MLT 116-CE	225	GDF	Mid 140s	Netherlands	Apr. 17	-----. Plus cost adjustments and unpriced option
ENSCO 92	MLT 116-C	225	ConocoPhillips	Mid 160s	UK	Aug. 15	-----. Plus cost adjustments
ENSCO 100	MLT 150-88-C	350	Ithaca	Mid 160s	UK	Mar. 18	Planned upgrade for approx. 30 days in 1Q15. Plus cost adjustments and two 1-well options. Then to Premier in UK in direct continuation Apr. 15 to Mar. 18, mid 180s
ENSCO 101	KFELS MOD V-A	400	BP	High 210s	UK	Jan. 16	Planned inspection for approx. 28 days in 1Q15. Plus cost adjustments and two 6-month unpriced options
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Low 210s	UK	Jun. 16	-----. Rate firm for 8 wells (est. through Apr. 15) thereafter at mutually agreed rate. Plus cost adjustments and unpriced options
ENSCO 120	ENSCO 120 Series	400	Nexen	Mid 230s	UK	Nov. 15	Plus approx. $13,000 per day for mobilization amortized Mar. 14 to Nov. 15. Plus cost adjustments and eleven 1-well options
ENSCO 121	ENSCO 120 Series	400	Wintershall	Low 230s	Denmark	Jun. 16	Plus approx. $11,000 per day for mobilization amortized Jun. 14 to Jun. 16. Plus one 1-year unpriced option

Ensco plc Fleet Status Report 18 August 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
Middle East
ENSCO 53	F&G L-780 Mod II-C	300	NDC	Low 100s	UAE	Feb. 16	Plus two 1-year unpriced options
ENSCO 54	F&G L-780 Mod II-C	300	Shipyard		UAE	Sep. 17
In shipyard for capital upgrades. Then to Saudi Aramco Sep. 14 to Sep. 17, mid 110s. Plus approx. $39,000 per day for upgrade costs and mobilization amortized Sep. 14 to Sep. 17. Plus one 1-year priced option

ENSCO 58	F&G L-780 Mod II	250	Saudi Aramco	Mid 60s	Saudi Arabia	Jan. 15
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100s	Saudi Arabia	Nov. 15	Planned inspection for approx. 21 days in 4Q14. Rate increases Dec. 14 to high 150s
ENSCO 84	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Mar. 16	Planned inspection for approx. 21 days in 1Q15. Rate increases Mar. 15 to mid 70s
ENSCO 88	MLT 82 SD-C	250	Saudi Aramco	Low 100s	Saudi Arabia	Nov. 16	Plus one 1-year priced option
ENSCO 91	Hitachi Zosen Drill Hope C-150	270	Saudi Aramco	High 60s	Saudi Arabia	Jan. 15	Planned inspection for approx. 21 days in 1Q15. Plus one 1-year option, mid 90s
ENSCO 94	Hitachi 250-C	250	Saudi Aramco	Low 100s	Saudi Arabia	Jun. 16	Planned inspection for approx. 14 days in 4Q14. Plus one 1-year priced option
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Feb. 16	-----. Rate increases Feb. 15 to mid 70s
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 60s	Saudi Arabia	Feb. 16	-----. Rate increases Feb. 15 to mid 70s

Ensco plc Fleet Status Report 18 August 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
Asia & Pacific Rim
ENSCO 52	F&G L-780 Mod II-C	300	Murphy	High 90s	Malaysia	Aug. 17	Plus cost adjustments and one 1-year unpriced option
ENSCO 56	F&G L-780 Mod II-C	300	Pertamina	Mid 110s	Indonesia	Jul. 15	Plus approx. $3,000 per day for mobilization amortized Jul. 13 to Jul. 15. Plus one 8-month unpriced option
ENSCO 67	MLT 84-CE	400	Pertamina	Mid 130s	Indonesia	Mar. 16	Plus one 8-month unpriced option
ENSCO 104	KFELS MOD V-B	400	Shipyard		Singapore	Feb. 15	In shipyard for planned maintenance and upgrades. Then to SapuraKencana in Malaysia late Aug. 14 to Nov. 14, mid 150s. Next to PVEP in Myanmar to Feb. 15, mid 150s
ENSCO 105	KFELS MOD V-B	400	Shell	Mid 160s	Malaysia	Jun. 15
Plus approx. $3,000 per day for mobilization amortized Nov. 13 to Nov. 14. Assigned to Shell in China Nov. 14 to May 15, low 190s. Then to Shell in Malaysia to Jun. 15, low 160s. Plus cost adjustments and one 1-year priced option

ENSCO 106	KFELS MOD V-B	400	SapuraKencana	High 150s	Malaysia	Aug. 15	Plus cost adjustments. Then planned inspection and upgrade for approx. 40 days in 4Q14. Next to CPOC in Malaysia Nov. 14 to Aug. 15, initial rate low 150s. Rate increases Jun. 15 to mid 150s
ENSCO 107	KFELS MOD V-B	400	OMV	Mid 230s	New Zealand	Feb. 15	Plus approx. $61,000 per day for contract preparations and mobilization to be amortized Mar. 14 to Feb. 15. Plus cost adjustments and one unpriced option up to 90 days
ENSCO 108	KFELS MOD V-B	400	PTTEP	High 150s	Thailand	Apr. 17	-----. Plus cost adjustments and one 1-year priced option
ENSCO 109	KFELS MOD V-Super B	350	Hoang Long	Low 170s	Vietnam	Sep. 14

Ensco plc Fleet Status Report 18 August 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Jackups
Under Construction
ENSCO 140	ENSCO 140 Series	340/400	Under construction		UAE	2Q16
ENSCO 141	ENSCO 140 Series	340/400	Under construction		UAE	3Q16
ENSCO 122	ENSCO 120 Series	400	Mobilizing/Contracted		-----	4Q16
Mobilizing to Rotterdam. Contracted to NAM in Dutch and UK sector from 4Q14 to 4Q16, low 230s. Plus mob fee of approx. $10 million to be amortized over primary contract term. Plus cost adjustments and two 1-year unpriced options

ENSCO 123	ENSCO 120 Series	400	Under construction		Singapore	2Q16
ENSCO 110	KFELS MOD V-B	400	Under construction		Singapore	1Q15

(1) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 18 August 2014
Monthly Changes: bolded rig names and underlined text signify changes in rig status from previous report.

Segment / Region / Rig	Design	Water Depth'	Customer/ Status	Day Rate $000′s US	Location	Est. Avail(1)	Comments
Other
Deepwater Drilling Management
Thunder Horse	Deepwater Semisubmersible	6000	BP	Low 100s	U.S. Gulf of Mexico	Jan. 15	Plus two 1-year priced options, plus cost adjustments
Mad Dog	Deepwater Spar Drilling Rig	4500	BP	High 60s	U.S. Gulf of Mexico	Jan. 15	Plus one 1-year priced option, plus cost adjustments

Discontinued Operations
Held for Sale
ENSCO 7500	Semisubmersible DP	8000	Mobilizing				Mobilizing to Spain
ENSCO 6000	Semisubmersible - DP Amethyst	3400/4000	Cold Stacked		Spain
ENSCO 5002	Semisubmersible - Conv Aker H-3	1000	Warm Stacked		Singapore
ENSCO 5001	Semisubmersible - Conv Sonat	5000/6500	PetroSA	Mid 280s	South Africa	Jan. 15	Planned inspection for approx. 30 days in 3Q14. Plus approx. $7,500 per day for reimbursable mobilization expenses amortized Jan. 13 to Oct. 14. Plus two 120-day options
ENSCO 5000	Semisubmersible - Conv Neptune Pentagon	2300/2650	Warm Stacked		South Africa

(1) Estimated available date for rig after current and follow-on contracts (excluding option period) and shipyard stays have been completed. For newbuild rigs without a contract, the estimated available date is the expected delivery date from the shipyard.

Ensco plc Fleet Status Report 18 August 2014

Definitions and Disclaimers

Day Rate Definition. The day rates reflected in this Fleet Status Report are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, the Company occasionally negotiates special rates with customers as noted in the comments that reduce revenues recognized during the contract term. Significant zero rate estimates are reflected in the comments section for the remainder of 2014 and 2015.

Forward Looking Statement. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “could,” “may,” “might,” “should,” “will” and similar words and specifically include statements involving future rig day rates; cost adjustments; utilization; estimated rig availability; contract duration, status, terms and other contract commitments; customers; rig enhancement projects; new rig commitments; the expected period of time and number of rigs that will be in a shipyard for repairs, maintenance, enhancement or construction; and scheduled delivery dates for new rigs. Such statements are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including governmental regulatory, legislative and permitting requirements affecting drilling operations; changes in worldwide rig supply and demand, competition and technology; future levels of offshore drilling activity; downtime and other risks associated with offshore rig operations, relocations, severe weather or hurricanes; possible cancellation or suspension of drilling contracts as a result of mechanical difficulties, performance or other reasons; risks inherent to shipyard rig construction, repair, maintenance or enhancement; actual contract commencement dates; environmental or other liabilities, risks or losses; our ability to attract and retain skilled personnel on commercially reasonable terms; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; and the outcome of litigation, legal proceedings, investigations or other claims or contract disputes.  In addition to the numerous factors described above, you should also carefully read and consider “Item 1A. Risk Factors” in Part I and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent annual report on Form 10-K, as updated in our subsequent quarterly reports on Form 10-Q, which are available on the SEC’s website at www.sec.gov or on the Investor Relations section of our website at www.enscoplc.com.  Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.